Exhibit 99.1

FORM OF INSTRUCTIONS AS TO USE OF

CTI BIOPHARMA CORP.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, YOUR BANK OR YOUR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by CTI BioPharma Corp., a Delaware corporation (the “Company”), to the holders of record (the “Record Holders”) of its common stock, par value $0.001 per share (the “Common Stock”), including shares of Common Stock issuable upon conversion of the Company’s outstanding shares of series O convertible preferred stock, par value $0.001 (the “Series O Preferred”), as described in the prospectus supplement (and the accompanying prospectus) dated February 14, 2020 (the “Prospectus”).

In the Rights Offering, Record Holders as of 5:00 p.m., New York City time, on February 13, 2020 (the “Record Date”), are receiving at no charge, non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase up to an aggregate of 60,000,000 shares of Common Stock and/or up to 4,500 shares of the Company’s series X convertible preferred stock, par value $0.001 per share (the “Series X Preferred” and collectively, the “Rights Offering Shares”).

The Subscription Rights are evidenced by non-transferable rights certificates (the “Rights Certificates”). The number of Subscription Rights to which you are entitled is printed on the face of your Rights Certificate.

The Subscription Rights will expire if not exercised prior to 5:00 p.m., New York City time, on March 2, 2020, unless extended by the Company (the “Expiration Time”).

Each Record Holder will receive 0.90412 Subscription Rights for each share of Common Stock, including shares of Common Stock issuable upon conversion of the Company’s outstanding shares of Series O Preferred, owned of record as of 5:00 p.m., New York City time, on the Record Date. The total number of Subscription Rights issued to each Record Holder will be rounded down to the nearest whole number. Each whole Subscription Right allows the holder thereof to subscribe for one share of Common Stock at a purchase price of $1.00 per share (the “Subscription Price”) (or an equivalent number of shares of Series X Preferred on the terms described in the Prospectus). Any participant in the Rights Offering, who following exercise of such participant’s Subscription Rights would become a holder of greater than 9.9% of the outstanding number of shares of Common Stock following the Rights Offering, may elect to instead purchase Series X Preferred at a purchase price of $10,000 per share (ratably adjusted for fractional shares). Any such holder so electing would have a right to purchase 1/10,000th of a share of Series X Preferred for each share of Common Stock it had a right to purchase pursuant to its Subscription Rights.

Each holder of Subscription Rights will be required to submit payment in full to Computershare Trust Company, N.A., as subscription agent (the “Subscription Agent”), for all the Rights Offering Shares such holder of Subscription Rights wishes to buy pursuant to the exercise of its Subscription Rights, which must be received by the Subscription Agent prior to the Expiration Time.

The Company will not be required to issue Rights Offering Shares to you if the Subscription Agent does not receive your payment (whether delivered directly if you are a Record Holder or indirectly through your broker, dealer, custodian bank or other nominee if you are a beneficial owner but not a Record Holder) prior to the Expiration Time, regardless of when you send the subscription payment and related documents. The Company may extend the Expiration Time by giving oral or written notice to the Subscription Agent prior to the Expiration Time. If the Company elects to extend the Expiration Time, it will issue a press release announcing such extension.

YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR EACH SUBSCRIPTION RIGHT THAT IS EXERCISED PURSUANT TO THE SUBSCRIPTION RIGHT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, PRIOR TO THE EXPIRATION TIME.

ONCE A HOLDER OF SUBSCRIPTION RIGHTS HAS EXERCISED ITS SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED.

SUBSCRIPTION RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME OF THE RIGHTS OFFERING WILL EXPIRE AND WILL BE OF NO VALUE.

1. Method of Subscription – Exercise of Rights.

To exercise Subscription Rights, complete your Rights Certificate and send the properly completed and executed Rights Certificate evidencing such Subscription Rights with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each Rights Offering Share subscribed for pursuant to the Subscription Right, to the Subscription Agent, prior to the Expiration Time. Payment of the Subscription Price will be held in a segregated account to be maintained by the Subscription Agent.

All payments must be made in U.S. dollars for the full number of Rights Offering Shares being subscribed for by personal check payable to “Computershare Trust Company, N.A.”

Payments will be deemed to have been received upon clearance of any uncertified check.

If paying by uncertified personal check, please note that the funds paid thereby may take five or more business days to clear. Accordingly, holders of Subscription Rights who wish to pay the aggregate Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment is received and clears by such date.

All Rights Certificates, payments of the Subscription Price and nominee holder certifications, to the extent applicable to your exercise of Rights, must be delivered by mail or overnight courier to the Computershare Trust Company, N.A., as subscription agent (the “Subscription Agent”) as follows:

Computershare Trust Company, N.A.

Attn: Voluntary Corporate Actions

150 Royall St – Suite V

Canton, MA 02021

Delivery to an address other than the address above does not constitute valid delivery.

If you have any questions, require assistance regarding the method of exercising Subscription Rights or require additional copies of relevant documents, please contact Georgeson LLC, as information agent (the “Information Agent”), at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, or by phone at (888) 613-9988.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Rights Certificate on your behalf.

Brokers, custodian banks and other nominee holders who exercise the Subscription Rights on behalf of beneficial owners of Subscription Rights will be required to certify to the Subscription Agent and the Company as to the aggregate number of Subscription Rights that have been exercised by each beneficial owner of Subscription Rights (including such nominee itself) on whose behalf such nominee holder is acting.

If you do not indicate the number of Subscription Rights being exercised, or do not forward full payment of the Subscription Price for all of the Subscription Rights you purport to exercise, then you will be deemed to have exercised your Subscription Rights with respect to the maximum number of whole Subscription Rights that may be exercised with the aggregate amount of Subscription Price you delivered to the Subscription Agent.

If the Company does not apply your full Subscription Price payment to your purchase of Rights Offering Shares, the excess subscription payment received by the Subscription Agent will be returned to you, without interest or penalty, as soon as practicable.

2. Issuance of Rights Offering Shares.

Unless otherwise requested, all Rights Offering Shares that you purchase in the Rights Offering will be issued in book-entry, or uncertificated, form. When issued, the Rights Offering Shares will be registered in the name of the Record Holder. As soon as practicable after the expiration of the Rights Offering (including after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected), the Subscription Agent will arrange for the issuance of the Rights Offering Shares allotted to the holders exercising their Subscription Rights in the Rights Offering.

As soon as practicable after the Expiration Time and after all prorations and adjustments contemplated by the terms of the Rights Offering, as described in the Prospectus, have been effected, any excess subscription payment received by the Subscription Agent will be returned, without interest or penalty.

3. Non-Transferability of Subscription Rights.

The Subscription Rights are exercisable only by Record Holders, and you may not sell, transfer, assign or otherwise dispose of your Subscription Rights to anyone else.

4. Execution.

(a) Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless the Company, in its sole discretion, dispenses with proof of authority.

5. Method of Delivery.

The method of delivery of Rights Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the holder of Subscription Rights. If you send an uncertified check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared. Any personal check used to pay for Rights Offering Shares must clear the appropriate financial institutions prior to the Expiration Time. The clearinghouse may require five or more business days. Accordingly, holders of Subscription Rights that wish to pay the Subscription Price by means of an uncertified personal check are urged to make payment sufficiently in advance of the Expiration Time to ensure such payment is received and clears by such date.

6. Determinations Regarding the Exercise of Your Subscription Rights.

The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form and eligibility of the exercise of your Subscription Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Subscription Rights because of any defect or irregularity.

The Company will not accept any exercise of Subscription Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.

Neither the Company, the Subscription Agent nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Subscription Rights Certificates, and none of them will be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Subscription Rights if the Company determines that your exercise is not in accordance with the terms of the Rights Offering, as set forth in the Prospectus and these Instructions as to Use, or in proper form. The Company will also not accept the exercise of your Subscription Rights if the Company’s issuance of Rights Offering Shares to you could be deemed unlawful under applicable law.